Exhibit 32 (a) Section 906 CEO Certification

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     -----------------------------------------------------------------------

In connection with the filing of this Quarterly Report on Form 10-Q for the Quarter Ended October 5, 2003 (the "Report") by Pomeroy IT Solutions, Inc., the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pomeroy IT Solutions, Inc.


                                       /s/ David B. Pomeroy
                                       -----------------------
                                       David B. Pomeroy, II
                                       Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Pomeroy IT Solutions, Inc. and will be retained by Pomeroy IT Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.